UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2018, the board of directors (the “Board”) of Flotek Industries, Inc. (the “Company”) unanimously appointed David Nierenberg to serve as a director on the Board effective immediately. Since January 1996, Mr. Nierenberg has served as the President of Nierenberg Investment Management Company, Inc. (“NIMCO”), which manages the D3 Family Funds. Several of the D3 Family Funds are stockholders of the Company. Before founding NIMCO in 1996, Mr. Nierenberg was a General Partner at Trinity Ventures, a venture capital fund. Mr. Nierenberg began his career at Bain & Company Inc., where he was a Partner, managing strategy, acquisition, and cost reduction projects. He serves as Chair of the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School. Mr. Nierenberg chairs the Research Advisory Council of Glass, Lewis & Co. He is also a member of the board of the Washington State Investment Board, Riverview Bancorp (NYSE: RVSB), Rosetta Stone (NYSE: RST) and The National WWII Museum. Mr. Nierenberg previously served as a director for Electro Scientific Industries, Inc. (NASDAQ: ESIO) and Radisys Corporation (NASDAQ: RSYS). Mr. Nierenberg received his Juris Doctor from Yale Law School and his B.A. in History, summa cum laude, from Yale College.

There are no arrangements or understandings between Mr. Nierenberg and any other persons pursuant to which Mr. Nierenberg was selected as a director. Mr. Nierenberg has not been involved in any related transactions or relationships with the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Nierenberg’s appointment to the Board, he will be compensated in accordance with the Company’s customary compensation practices for non-employee directors as disclosed in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission on March 30, 2018, including a grant of shares of restricted common stock of the Company.

Item 7.01	Regulation FD Disclosure.

On June 4, 2018, the Company issued a press release announcing the appointment of Mr. Nierenberg. The June 4, 2018 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: June 5, 2018	/s/ Matthew B. Marietta
Matthew B. Marietta
Executive Vice President of Finance and Corporate Development